UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) September 22, 2000




                         BOOTH CREEK SKI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                   333-26091             84-1359604
(State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)               File No.)        Identification No.)


                    1000 South Frontage Road West, Suite 1000
                              Vail, Colorado 81657

          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (970) 476-1311




                                   No Change

         (Former name or former address, if changed since last report.)

                         BOOTH CREEK SKI HOLDINGS, INC.

Item 2.           Acquisition or Disposition of Assets.

                  On September 22, 2000, Trimont Land Company ("TLC"), a wholly-owned subsidiary of Booth Creek Ski Holdings, Inc. (the "Company"), and Trimont Land Holdings, Inc. ("TLH"), a wholly-owned subsidiary of Booth Creek Ski Group, Inc. and an affiliate of the Company, entered into an Agreement for Purchase and Sale of Real Property (the "Agreement"). Pursuant to the Agreement, TLC agreed to sell to TLH certain developmental real estate consisting of approximately 500 acres of land at Northstar for a total purchase price of $27,600,000. The purchase price was based on an appraisal obtained from an independent third party appraiser. Concurrently therewith, TLC and TLH consummated the sale of the initial land parcels (the "Initial Closing") contemplated by the Agreement. At the Initial Closing, TLC transferred certain property to TLH for a total purchase price of $21,000,000, of which $17,850,000 was paid in cash, and $3,150,000 was received in the form of a subordinated secured note receivable. The note receivable requires quarterly interest payments at 10% per annum if paid in cash, or 12% if paid in-kind, and is due in full in September 2005. The note receivable is secured by certain assets of TLH. The note receivable is also convertible into 15% of TLH's equity in a real estate development project. The sale of the remaining parcels of land contemplated by the agreement is subject to subdivision requirements to effect the transfer of such property and other normal and customary closing conditions.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.                   Description of Exhibit

     -----------                   ----------------------


     10.1 Agreement for Purchase and Sale of Real Property and certain related agreements dated September 22, 2000 between Trimont Land Company and Trimont Land Holdings, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOOTH CREEK SKI HOLDINGS, INC.




Dated: October 10, 2000                      By: /s/ Brian J. Pope
                                               --------------------------------
                                            Name:  Brian J. Pope
                                            Title: Vice President of
                                                   Accounting and Finance

                                 Exhibit Index

     Exhibit No.                   Description of Exhibit

     ----------                    ----------------------

     10.1 Agreement for Purchase and Sale of Real Property and certain related agreements dated September 22, 2000 between Trimont Land Company and Trimont Land Holdings, Inc.